SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO. 0-51503

Date of Report: September 24, 2009

Scrap China Corporation
(Exact name of registrant as specified in its charter)

Utah	81-0674073
(State of other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

175 East 400 South, Suite 900, Salt Lake City, Utah	84111
(Address of principal executive offices)	(Zip Code)

801-531-0404
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02             Election of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At a board meeting held on September 24, 2009 the Board of Directors accepted the resignation of Keith A. Deck, a director of the Company. Mr. Deck resigned from the Board for personal reasons and not because of any disagreements with Management.

The remaining members of the Board of Directors duly appointed James P. Roszel to fill the vacancy created by Mr. Deck’s resignation. James Roszel is the son of Paul Roszel, the President and Chief Executive Officer of the Company.

For the past eight years James Roszel has been responsible for the ongoing marketing and business development of RecycleNet Corporation. James Roszel has been the President and a Director of Oldwebsites.com Inc. (formerly Fiberglass.com, Inc.) since its inception.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 28, 2009	Scrap China Corporation

By: /s/ Paul Roszel
Paul Roszel, President and Chairman of the Board of Directors